                        METROPOLITAN SERIES FUND, INC.

                        SUPPLEMENT DATED APRIL 1, 2006
                                      TO
                         PROSPECTUS DATED MAY 1, 2005

                  SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

The following replaces the first two paragraphs appearing under the heading "PORTFOLIO MANAGEMENT" in the section of the Prospectus describing the Salomon Brothers U.S. Government Portfolio.

Effective April 1, 2006, the Portfolio's investment is managed by a team of portfolio managers, sector specialists and other investment professionals who work for both Salomon Brothers Asset Management Inc ("SBAM"), and Western Asset Management Company ("Western Asset"). SBAM and Western Asset are each wholly-owned subsidiaries of Legg Mason, Inc., a financial services holding company. SBAM, located at 399 Park Avenue, New York, New York 10022, was established in 1987 and together with SBAM affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of December 31, 2005, SBAM had approximately $79 billion in assets under management.

Western Asset was formed in January 1982, and had approximately $187 billion in assets under management as of December 31, 2005. Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91101.

A team of investment professionals, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Mark Lindbloom, Frederick Marki and Ronald D. Mass, manages the Portfolio.

Messrs. Leech, Walsh and Mass have each served as Portfolio Managers for Western Asset for over 10 years. Mr. Lindbloom joined Western Asset in 2006, prior to which he was a managing director of SBAM and a Senior Portfolio Manager responsible for managing SBAM's Mortgage/Corporate Group, and was associated with Citigroup Inc. or its predecessor companies from 1986. Mr. Marki was a director of SBAM and a Senior Portfolio Manager responsible for managing Treasury/Agency portfolios, and was associated with Citigroup Inc. or its predecessor companies from 1991.

Messrs. Leech and Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Messrs. Lindbloom, Marki and Mass are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                        METROPOLITAN SERIES FUND, INC.

                        SUPPLEMENT DATED APRIL 1, 2006
                                      TO
                         PROSPECTUS DATED MAY 1, 2005

            SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

The following replaces the first five paragraphs appearing under the heading "PORTFOLIO MANAGEMENT" in the section of the Prospectus describing the Salomon Brothers Strategic Bond Opportunities Portfolio.

Effective April 1, 2006, the Portfolio's investment is managed by a team of portfolio managers, sector specialists and other investment professionals who work for both Salomon Brothers Asset Management Inc ("SBAM"), and Western Asset Management Company ("Western Asset"). SBAM and Western Asset are each wholly-owned subsidiaries of Legg Mason, Inc., a financial services holding company. SBAM, located at 399 Park Avenue, New York, New York 10022, was established in 1987 and together with SBAM affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of December 31, 2005, SBAM had approximately $79 billion in assets under management.

Western Asset was formed in January 1982, and had approximately $187 billion in assets under management as of December 31, 2005. Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91101.

Western Asset may delegate to its affiliate, Western Asset Management Company Limited ("Western Asset Limited"), any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. Western Asset Limited, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset Limited were approximately $61 billion as of December 31, 2005. The address of Western Asset Limited is 10 Exchange Square, Primrose Street, London, England EC2A-2EN.

A team of investment professionals, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Edward A. Moody, Carl L. Eichstaedt and Mark Lindbloom, manages the Portfolio.

Messrs. Leech, Walsh, Moody and Eichstaedt have each served as Portfolio Managers for Western Asset for over 10 years. Mr. Lindbloom joined Western Asset in 2006. Prior to that, Mr. Lindbloom was a Managing Director of SBAM and a Senior Portfolio Manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup Inc. or its predecessor companies from 1986.

Messrs. Leech and Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Messrs. Moody, Eichstaedt and Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.